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                                                                   Exhibit 10.29



                          CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION OF
                          NOVEN PHARMACEUTICALS, INC.

     NOVEN PHARMACEUTICALS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That by unanimous consent of the Board of Directors of Noven Pharmaceuticals, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and submitting it to the stockholders entitled to vote thereto for adoption at a meeting of stockholders. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "Fourth" so that, as amended, said Article shall be and read as follows:

          The total number of shares of capital stock which the corporation shall have authority to issue is 40,100,000, of which 40,000,000 shall be common stock of $.0001 par value per share and of which 100,000 shall be preferred stock of $.01 par value per share.

          The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized, in the resolution or any resolutions providing for the issue of any wholly unissued series of Preferred Stock, to fix, state and express the powers, rights, designations, preferences, qualifications, limitations and restrictions thereof, including, without limitation: the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preferences, if any,

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     which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of this corporation, whether such dividends shall be cumulative or non-cumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of Common Stock of this Company and the terms and conditions, including price and rate of exchange of such conversion or exchange; the redemption (including sinking fund provisions), if any, of shares of such series; and such other powers, rights, designations, preferences, qualifications, limitations and restrictions as the Board of Directors may desire to so fix. The
     Board of Directors is also expressly authorized to fix the number of shares constituting such series and to increase or decrease the number of shares of any series prior to the issue of shares of that series and to decrease, but not increase, the number of shares of any series subsequent to the issue of shares of that series, but not below, the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     SECOND:   That thereafter, pursuant to resolution of its Board of
Directors, the amendment was submitted to the stockholders entitled to vote thereon for adoption at the annual meeting of stockholders with the required notice in accordance with Section 242 of the General Corporation Law of the State of Delaware and at which the necessary number of shares as required by statute were voted in favor of the amendment.
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     THIRD:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Noven Pharmaceuticals, Inc. caused this certificate to be signed by Steven Sablotsky, its President and Noreen Sablotsky, its Secretary, this 9th day of June, 1997.




                                            /s/ Steven Sablotsky
                                            ------------------------------------
                                            STEVEN SABLOTSKY, President



                                            /s/ Noreen Sablotsky
                                            ------------------------------------
                                            NOREEN SABLOTSKY, Secretary




     The foregoing instrument was acknowledged before me this 9th day of June, 1997 by STEVEN SABLOTSKY and NOREEN SABLOTSKY, President and Secretary, respectively, of Noven Pharmaceuticals, Inc., a Delaware corporation, who are personally known to me, and did not take an oath.


Monica A. Holliday                           /s/ Monica Holliday
-----------------------------                ----------------------------------
Typed, Printed or Stamped                    Notary Public -- State of
Name of Notary Public                        Florida at large

My Commission expires:  August 11, 2000

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